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                                                                   EXHIBIT 10.12

                                    SUBLEASE

        THIS SUBLEASE (hereinafter referred to as the "Lease"), dated for reference purposes only June 23, 1998, is made by and between SAN FRANCISCO MERCANTILE COMPANY, INC., a California corporation (herein called "Landlord"), and QUOKKA SPORTS, INC., a Delaware corporation (herein called "Tenant").

1. RECITALS.

        (a) BRANNAN STREET PARTNERS, a California limited partnership, as Landlord ("Master Lessor"), and SAN FRANCISCO MERCANTILE COMPANY, INC., a California corporation, as Tenant ("Landlord"), are parties to that certain Lease dated December 1, 1985, as amended ("Master Lease"), pursuant to which Landlord has leased from Master Lessor those certain Premises (as hereinafter defined) for a term ending on December 14, 2005, and otherwise upon the terms and conditions set forth in the Master Lease.

        (b) Landlord desires to sublease the Premises to Tenant pursuant to the terms and conditions of this Lease.

        (c) By its signature to this Lease, Master Lessor hereby consents to this Lease, agrees to contribute the consideration referred to in par. 3 below and agrees to assume and perform all of the terms and condition of this Lease to be performed by Landlord hereunder in the event of termination of the Master Lease while this Lease is still in full force and effect.

        (d) Landlord agrees that, to the extent that the Lease requires Master Lessor to perform any obligations in connection with the Premises, Tenant shall have direct privity with Master Lessor in order to enforce Tenant's rights hereunder.

        (e) Upon any termination of the Master Lease, this Lease shall also terminate; provided, however, that to the extent the Master Lease grants Landlord any discretionary rights to terminate the Master Lease, whether due to casualty, cancellation, or otherwise, Landlord shall not exercise such right without the consent of Tenant, which consent may be granted or withhold in Tenant's sole discretion. In addition, Landlord shall not amend or modify the Master Lease in any manner without the prior written consent of Tenant, which may be granted or withheld in Tenant's sole discretion.

        (f) In the event that, without the fault of Tenant, Landlord shall default under the Master Lease and Master Lessor shall terminate this Lease, Master Lessor shall enter into a direct lease with Tenant the remainder of the term of this Lease upon the same terms and conditions as set forth herein.


[Signature]                                  [Signature]
-----------------------------                ----------------------------------
Landlord's Initials                          Tenant's Initials



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        (g) Landlord certifies and acknowledges the following: as of the date hereof, (i) the master Lease, a copy of which is attached hereto as Exhibit "A", is in full force and effect, has not been terminated, and is enforceable in accordance with its terms, (ii) neither Landlord, nor, to Landlord's knowledge, Master Lessor, is in default under any of the terms, covenants or conditions of the Master Lease, and (iii) Landlord has not received from Master Lessor any notice of any outstanding default as of the date hereof.

2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office space (herein called "Premises") indicated on Exhibit "A-1" attached hereto and hereby reference thereto made a part hereof, said Premises being agreed, for the purpose of this Lease, to have an area of Seven Thousand Eight Hundred Twenty-Four (7,824) rentable sq. ft. on the Second Floor of that certain Building known as 525 Brannan Street, San Francisco, California ("Building").

        Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

3. TERM. The term of this Lease shall commence fifteen (15) days following written notice from Landlord to Tenant of Landlord's substantial completion of Landlord's Work as described below and shall expire on March 31, 2002, subject to Tenant's option to terminate as provided in paragraph 31 below. Following commencement, Landlord and Tenant shall execute a Memorandum to be attached hereto confirming the occupancy date.

        LANDLORD'S WORK. As partial consideration for this Lease, Master Lessor agrees to provide and pay for tenant improvements to the Premises up to the total sum of ONE HUNDRED THOUSAND AND NO/HUNDREDTHS DOLLARS ($100,000.00) ("Landlord's Work") pursuant to plans and specifications mutually agreed upon between Master Lessor and Tenant. In addition, upon such date specified by Tenant (which date shall not be later than 60 days from June 12, 1998), Master Lessor shall purchase 33,333 shares of Series B Preferred Stock, par value $0.0001 per share, of Tenant, for an aggregate purchase price of FORTY-NINE THOUSAND NINE HUNDRED NINETY-NINE AND 50/HUNDREDTHS DOLLARS ($49,999.50) pursuant to the terms of that certain Series B Preferred Stock Purchase Agreement dated June 12, 1998, among Tenant and certain purchasers of Tenant's Series B Preferred Stock. The foregoing shall constitute Master Lessor's and Landlord's total responsibility concerning improvement of the Premises. Master Lessor shall pay amounts constituting Landlord's Work as such costs are incurred. After Master Lessor's contribution, Tenant shall pay any and all costs of improvement of the Premises, as such costs are incurred.



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        Landlord's Work shall include, but not be limited to, the costs of all labor and materials, architectural, design, permits, fees and costs of construction of Tenant's improvements. Master Lessor and Tenant shall diligently pursue the preparation of all plans and specifications for all improvements to the Premises, whether Landlord's Work or Tenant's Work. All such plans and specifications shall have the approval of both Master Lessor and Tenant, which approval shall not be unreasonably withheld by either party. Upon execution of this Lease, Tenant, at its expense, shall have provided Master Lessor's architect with instructions sufficient to enable Master Lessor's architect to prepare complete plans and specifications for Landlord's Work. Such plans and specifications and a cost estimate for Landlord's Work shall also have been prepared by Master Lessor's architect and submitted to Master Lessor and Tenant for preliminary approval within ten (10) business days from the date of execution of this Lease. When the plans, specifications and cost estimate are so approved by Master Lessor and Tenant, Master Lessor shall obtain from its general contractor a quotation of the cost of Landlord's Work under Master Lessor's construction contract and, if Master Lessor approves such quotation, it shall submit the same to Tenant for approval. If Tenant disagrees with the quotation from Master Lessor's general contractor, Tenant may obtain its own quotation for Master Lessor's approval. If Master Lessor and Tenant are unable to agree upon a quotation for the cost of Landlord's Work and the contractor to do Landlord's Work, the parties agree to submit the dispute to arbitration under the Construction Arbitration Rules of the American Arbitration Association. One arbitrator shall be Master Lessor's architect; one arbitrator shall be appointed by Tenant and the third arbitrator shall be appointed by the two arbitrators or, lacking agreement, the Presiding Judge of the Superior Court of the City and County of San Francisco. The arbitrators shall be appointed within ten (10) days of the parties' disagreement and there shall be a hearing and decision within twenty (20) days' of the arbitrators' appointment. Upon written approval by Tenant or determination by arbitration, Master Lessor and Tenant shall be deemed to have given final approval to the plans and specifications on the basis of which the quotation was made, or cost determined, and Master Lessor shall be authorized to proceed with Landlord's Work to the Premises in accordance with such plans and specifications. Tenant shall bear the cost of any changes in the work requested by Tenant after final approval of plans and specifications.

        All work, labor, materials and supplies furnished to the Premises other than Landlord's Work shall be furnished and installed at Tenant's sole cost and expense ("Tenant's Work"). All of Tenant's Work shall be subject to the terms and conditions of par. 10 of this Lease and shall be coordinated with Landlord's Work if undertaken at the same time. All of Tenant's Work shall comply with all state, Federal and local laws and regulations, with the standards of the National Board of Fire Underwriters (NBFU), the National Electrical Code (NEC)
, the American Gas Association (AGA), and the American Society of Heating and Ventilating Engineers (ASHVE), and shall conform to the following: Tenant's
Work shall be performed in a first-class, workmanlike manner and prosecuted diligently to completion, free of defects in workmanship and materials. All contracts for Tenant's Work shall require that the contractor repair or replace in a first-class, workmanlike manner, without additional charge, all defective work done under such contract whether by the contractor or its subcontractors, for a period which shall not be less than one year following recording notice of


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completion. Tenant's Work shall be performed by licensed Contractors and licensed subcontractors who will work harmoniously with each other and with Master Lessor and its contractors and subcontractors, and who shall be capable of providing a completion and a mechanics' and materialmen's lien bond to Tenant for such work.

        Upon Landlord's fifteen (15)-day notice to Tenant, Tenant shall have access to the Premises for cabling and move-in, provided Tenant does not interfere with Master Lessor's contractor. Tenant shall not be required to pay any rent during such fifteen (15)-day period.

4. POSSESSION.

        4.a. Master Lessor, and Master Lessor's agents and contractors, shall use their best efforts and diligence to complete Landlord's Work and deliver possession of the Premises to Tenant on or before October 1, 1998. If the Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to the Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but in that event, all rent shall be abated under this Lease during the period between the commencement of said term and the time when Landlord delivers possession. Notwithstanding the provisions of this paragraph, if Landlord has not delivered the Premises to Tenant in the condition required under this Lease on or before December 1, 1998, Tenant shall have the right to cancel this Lease. Upon such cancellation, Landlord shall return to Tenant all sums theretofore deposited by Tenant with Landlord, and both parties shall be released from all further liability under this Lease.

        4.b. In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease, except for payment of rent. Said early possession shall not advance the termination date hereinabove provided.

5. RENT. Tenant agrees to pay to Landlord as rental, without prior notice or demand, for the Premises the sum of EIGHTEEN THOUSAND FIVE HUNDRED EIGHTY-TWO AND NO/HUNDREDTHS DOLLARS ($18,582.00) per month on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon the execution hereof Rent for any period during the term hereof which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30)-day month. Said rental shall be paid to Landlord without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment at the office of the Building, or to such other person or at such other place as Landlord may from time to time designate in writing.



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6. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of THIRTY-SEVEN
THOUSAND ONE HUNDRED SIXTY-FOUR AND NO/HUNDREDTHS DOLLARS ($317,164.00), which sum and shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall within seven (7) business days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

7. OPERATING EXPENSE ADJUSTMENTS. [DELETED]

8. USE. Tenant shall use the Premises for general office purposes, software development, multimedia studio, occasional special events for the "trade" and related uses, and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

        Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

9. COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force, or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirement snow in force or which may hereafter be in force, and



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with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting Tenant's use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

10. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises, or any part thereof, in excess of a value of $5,000.00 without the written consent of Landlord first had and obtained and any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same must first be approved of in writing by the Landlord. Tenant shall provide Landlord with written notice of the value and description of alterations, additions or improvements with a value of $2,000 to $5,000.00. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed by written notice to Tenant at the time of Landlord's granting approval for such addition, alteration or improvement (or Landlord's receiving notice from Tenant if the value is $2,000.00 to $5,000.00) and Tenant shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal.

11. REPAIRS.

        11.a. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of this Lease hereof surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

        11.b. Notwithstanding the provisions of par. 11.a. hereinabove, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are



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caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees in which case Tenant shall pay to Landlord the reasonable cost of Tenant's share of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in par. 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

        11.c. Notwithstanding any provision of this Lease, Landlord warrants to Tenant that on the commencement of the term hereof, the Premises and any improvements to be constructed by Landlord (a) shall be free from material structural defects and (b) shall comply with all applicable covenants and restrictions of record, statutes, ordinances, codes, rules, regulations, orders, and requirements, including Title 24 of the California Administrative Code and the Americans with Disabilities Act. In the event of a breach of the foregoing warranties, Landlord shall promptly rectify such breach at its sole cost and expense. Landlord also shall protect, indemnify, defend, and hold Tenant harmless from an against any and all liability, loss, suits, claims, actions, costs, and expense (including, without limitation, attorneys' fees) arising from any breach of the foregoing warranties. The provisions of this section shall survive the termination of this Lease.

12. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times any and all estimated costs of any improvements, additions, or alterations in the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

13. ASSIGNMENT AND SUBLETTING. Except as set forth in this paragraph 13, Tenant shall not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld, and a consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease. An assignment or subletting shall include, but not be limited to, a merger or a sale or exchange of more than 50% of Tenant's stock or assets.



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        (a) If at any time or from time to time during the term of this Lease
Tenant desires to sublet all or any part of the Premises, including any expansion space, Tenant shall give notice to Landlord setting forth the terms of the proposed subletting and the space so proposed to be sublet. Landlord shall have the option, exercisable by notice given to Tenant within twenty (20) days after Tenant's notice is given, either to sublet from Tenant such space at the rental and other terms set forth in Tenant's notice, or, if the proposed subletting is for the entire Premises for the balance of the term of this Lease, to terminate this Lease; provided, however, that should Landlord so notify Tenant, Tenant shall have the right to withdraw its request within twenty (20) days after receiving Landlord's notice. If Landlord does not exercise such option, Tenant shall be free to sublet such space to any third party subject to the following conditions:

               (1) The sublease shall be on the same terms set forth in the notice given to Landlord;

               (2) No sublease shall be made without the prior written consent of Landlord, which consent Landlord agrees will not unreasonably be withheld or delayed;

               (3) No sublease shall be valid and not subtenant shall take possession of the Premises sublease until an executed counterpart of such sublease has been delivered to Landlord;

               (4) No subtenant shall have a right further to sublet; and

               (5) Any sums or other economic consideration received by Tenant as a result of such subletting (except all out-of-pocket costs incurred in connection with such subletting or assignment ((including, without limitation, leasing commissions, advertising costs, rental concessions and legal fees) ) and rental or other payments received which are attributable to the amortization of the cost of leasehold improvements, other than building standard tenant improvements, made to the sublet portion of the Premises by Landlord) whether denominated rentals under the sublease or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to that portion of the Premises subject to such sublease) shall be payable to Landlord as additional rental under this Lease without affecting or reducing any other obligation of Tenant hereunder.

        (b) Notwithstanding the provisions of paragraphs 13 and 31(a) above, Tenant may "go public" under the Securities Act of 1933 (even if it involves trading in excess of 50% of the Company's stock) or assign this Lease or sublet the Premises or any portion thereof, including any expansion space, without Landlord's consent and without extending any option to Landlord, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises, provided that said assignee has substantially the same or better financial condition then Tenant and assumes, in full, the obligations of Tenant under this Lease.



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        (c) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor.

        (d) In the event Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorneys' fees (not to exceed $500.00 per request) incurred in connection therewith.

14. HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done or permitted by the Tenant in or about the Building (or suffered by Tenant in the Premises), and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any willful misconduct or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all and against all costs, attorneys' fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than negligence or willful misconduct of Landlord or its agents and Tenant hereby waives all claims in respect thereof against Landlord. Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence or willful misconduct of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises or in the Building unless known to Landlord or its agents. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.



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        Landlord hereby indemnifies and holds harmless Tenant and its agents, employees and successors and assignees against any and all liability, loss: suits, claims, actions, costs and expense arising from (i) Landlord's or Landlord's agents' breach of this Lease and (ii) the negligence or willful misconduct of Landlord or its agents.

15. SUBROGATION. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver.

16. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+ AAA or better in "Best's Insurance Guide". Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancellable or subject to reduction of coverage except after ten (10) days' prior written notice to Landlord.

17. SERVICES AND UTILITIES. Provided that Tenant is not in default hereunder, Landlord agree to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord at its reasonable discretion (minimum 8:00 a.m. - 6:00 p.m. Monday through Friday) and subject to the rules and regulations of the Building of which the Premises are a part, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises and janitorial service. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building of which the Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing unless such loss or injury is caused by the negligence or willful misconduct of Landlord or Landlord's agents. Wherever heat generating machines or equipment are used in the

Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.


        Tenant will not, without written consent of Landlord, use any apparatus or device in the Premises, including, but without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will in any way materially increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current except through existing electrical outlets in the Premises, any apparatus or device, for the purpose of using electric current. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use, or otherwise charge Tenant the reasonably estimated cost thereof. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand therefor by Landlord for all such water and electric current consumed as shown by said meters or estimate, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer.

18. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Landlord and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules, provided any such modifications do not unreasonably interfere with Tenant's use of, or access to, the Premises. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant.

20. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof, with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

21. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have the right (upon reasonable notice to Tenant except in cases of emergency) to enter the Premises, inspect the same, supply janitorial service and other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding any other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, unless caused by the negligence or willful misconduct of Landlord or its agents. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forceable or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

22. RECONSTRUCTION. In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

        In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than twenty-five percent (25%) of the then full replacement cost of the Premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than twenty-five percent (25%) of the full replacement cost, then Landlord shall have the option: (1) to repair or restore such damage within forty-five (45) days (if Landlord is unable to do so, Tenant shall have the right to terminate this Lease upon written notice to Landlord) , this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Article provided; or

(2) give notice to Tenant at any time within twenty (20) days after such damage terminating this Lease as of the date specified in such notice, which date shall be thirty (30) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent reduced by a proportionate amount, based upon the extent if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said such termination.

        Notwithstanding anything to the contrary in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last nine (9) months of the term of this Lease or any extension thereof.

        Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant unless such damage or injury is caused by the negligence or willful misconduct of Landlord or Landlord's agents.

        Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration unless caused by the negligence or willful misconduct of Landlord or Landlord's agents.

23. DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant.

        23.a. The vacating or abandonment of the Premises by Tenant.

        23.b. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) business days after written notice thereof by Landlord to Tenant.

        23.c. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in par. 23.b. above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

        23.d. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days) ; or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interests in this Lease, where such seizure is not discharged in thirty (30) days.

24. REMEDIES IN DEFAULT. In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

        24.a. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of ten (10%) per cent per annum. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (a) taking possession of the Premises and recovering from Tenant the amount specified in this paragraph, or (b) proceeding under the provisions of the following par. 24.b.

        24.b. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

        24.c. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decision of the State in which the Premises are located.

25. EMINENT DOMAIN. If more than twenty-five (25%) per cent of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five (25%) per cent of the Premises is taken and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced based upon the proportion of the Premises taken. If more than fifty percent (50%) of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided. Notwithstanding any of the foregoing in the event that any taking under the power of eminent domain shall affect the Premises in such a manner that, in Tenant's reasonable opinion, such damage materially and adversely interferes with the conduct of Tenant's business, Tenant shall have the right to terminate this Lease upon written notice thereof to Landlord. Notwithstanding the foregoing, Tenant shall be entitled to that portion of any award which is separately stated which compensates Tenant for Tenant's relocation expenses and loss of fixtures, equipment and personal property.

26. OFFSET STATEMENT.  [DELETED]

27. PARKING.  [DELETED]

28. AUTHORITY OF PARTIES.

        28.a. CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

        28.b. LIMITED PARTNERSHIPS. If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the limited partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

29. GENERAL PROVISIONS.

        (i) PLATS AND RIDERS. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

        (ii) WAIVER. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

        (iii) NOTICES. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage-prepaid or overnight courier, addressed to the Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid or overnight courier, addressed to the Landlord at the office of the Building, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

        (iv) JOINT OBLIGATIONS. If there be more than one Tenant the obligations hereunder imposed upon Tenants shall be joint and several.

        (v) MARGINAL HEADINGS. The marginal headings and paragraph titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

        (vi) TIME. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

        (vii) SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

        (viii) RECORDATION. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

        (ix) QUITE POSSESSION. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

        (x) LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after Tenant's receipt of written notice that said amount is past due, then Tenant shall pay toe Landlord a late charge equal to seven (7%) per cent of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such later charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

        (xi) PRIOR AGREEMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

        (xii) INABILITY TO PERFORM. This Lease and the obligations of the Tenant and Landlord hereunder shall not be affected, or impaired because either party is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of such party. This provision shall not excuse or extend performance of Tenant's rental payment obligation hereunder.

        (xiii) ATTORNEYS' FEES. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

        (xiv) SALE OF PREMISES BY LANDLORD. In the event of any sale of the Building, after delivery to the purchaser of Tenant's security deposit and any other funds of Tenant held by Landlord on account of Tenant's obligations hereunder, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

        (xv) SUBORDINATION, ATTORNMENT. Upon request of the Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any first mortgage, or first deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the land and Building of which the Premises are a part, and upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof, provided that such bank, insurance company or other lending institution delivers to Tenant a non-disturbance agreement reasonably satisfactory to Tenant.

        In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease, provided that such bank, insurance company or other lending institution delivers to Tenant a non-disturbance agreement reasonably satisfactory to Tenant.

        The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

        Within 30 days of execution of this Lease, Landlord shall deliver to Tenant a non-disturbance agreement in a form reasonably satisfactory to Tenant executed by each beneficiary or mortgagee holding a lien on the Premises.

        (xvi) NAME. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

        (xvii) SEPARABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

        (xviii) CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

        (xix) CHOICE OF LAW. This Lease shall be governed by the laws of the State in which the Premises are located.

        (xx) SIGNS AND AUCTIONS. Tenant shall not place any sip upon the Premises or Building or conduct any auction thereon without Landlord's prior written consent, which shall not be unreasonably withheld or delayed. Landlord, at its sole cost and expense, shall provide building directory signage for Tenant in the first floor lobby. Tenant shall have the right to install exterior Building signage both in the front and back of the Building, with the design to be mutually agreed upon by Landlord and Tenant. Said design is to be tasteful and fully integrated into the design of the Building.

30. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting only Whitney Cressman Limited (for Landlord) and Cushman & Wakefield (for Tenant) and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

31. OPTION TO TERMINATE. On or after December 1, 1999, if Landlord is unable to accommodate Tenant's expansion needs, Tenant shall have the option to terminate this Lease by providing Landlord one hundred twenty (120) days' advanced written notice to Landlord and paying Landlord all current rent and performing all covenants and conditions of this Lease to the effective date of termination. In, addition, in the event Tenant exercises its option to terminate, as consideration, Tenant shall pay to Master Lessor one-half (1/2) of the unamortized (i.e. assuming a commencement date of October 1, 1998, 42 months less the period commencing October 1, 1998, to the date of termination divided by 42 months) portion of (a) Master Lessor's contribution to tenant improvements of $100,000.00 and (b) leasing commissions of $45,711.72 with respect to the Premises.

32. REASONABLE CONSENT OR APPROVAL. When any provision of this Lease, or the accompanying Rules and Regulations, calls for a party's consent or approval, Landlord and Tenant each agree that such consent or approval shall not be unreasonably withheld or delayed.

33. ESTOPPEL CERTIFICATE. Tenant shall at any time and from time to time upon not less than ten (10) business days' prior notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, which may be in the form specified by Landlord, which shall certify: (a) that the Premises have been completed to the satisfaction of Tenant and accepted and possessed by Tenant,
(b) the date the term of Lease commenced, the term of the Lease, any portions to renew or extend, the amount of any security deposit and the date to which rental and any other charges are paid in advance, (c) that the Lease is in full force and effect and unmodified (or if there have been modifications, stating the nature of the modifications and certifying that the Lease so modified is in full force and effect), (d) that no notice has been received by Tenant of any default of Tenant which has not been cured (or specifying such notices), (e) that there are no uncured defaults on the part of Landlord (or specifying such defaults if any are claimed), off-sets, counterclaims or credits against the rents, obligations or stipulations due or to become due or required, (f) that Tenant has no knowledge of any prior assignment, hypothecation or pledge of rents and (g) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchase of all or any portion of the real property of which the Premises are a part.

34. SUBORDINATION. This Lease shall be subject and subordinated at all times to
(a) all ground or underlying leases which may hereafter be executed affecting the real property of which the Premises are a part, and (b) the lien of all mortgages and deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against said real property or on or against Landlord's interest or estate therein or on or against all such ground or underlying leases, all without the necessity of having further instruments executed on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing,
(1) in the event of termination for any reason whatsoever of any such ground or underlying lease, this Lease shall not then be barred, terminated, cut off or foreclosed nor shall the rights and possession of Tenant hereunder be disturbed if Tenant shall not then be in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease and Tenant shall attorn to Landlord of any such ground or underlying lease, or, if requested, enter into a new lease for the balance of the original or extended term hereof then remaining upon the same terms and provisions as are in this Lease contained; (2) in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding of the enforcement thereof, or of any sale thereunder, this Lease will not be barred, terminated, cut off or foreclosed nor will the rights and possession of Tenant thereunder be disturbed if Tenant shall not then be in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease and Tenant shall attorn to the purchaser at such foreclosure, sale or other action or proceeding; and (3) Tenant agrees to execute and deliver upon demand such further instrument evidencing such subordination of this Lease to said deed, to such ground or underlying leases, and to the lien of any such mortgages or deeds of trust as may reasonably be required by Landlord. Tenant's covenant to subordinate this Lease to ground or underlying leases and/or mortgages or deeds of trust hereafter executed is conditioned upon each such senior instrument containing the commitments specified in the preceding clauses (1) and (2) .

        THE PARTIES HERETO HAVE EXECUTED THIS LEASE AT THE PLACE AND ON THE DATES SPECIFIED IMMEDIATELY ADJACENT TO THEIR RESPECTIVE SIGNATURES.

        IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTIONS RELATING THERETO.

DATED: June 23, 1998                       SAN FRANCISCO MERCANTILE
                                           COMPANY, INC., a California
                                           corporation



Address:  525 Brannan Street, Suite 300    By /s/ W. LANEY THORNTON
          San Francisco, CA 94105             ----------------------------------
          Attn: Diana E. Lees                   W. Laney Thornton, Chairman



                                           By /s/ DIANA E. LEES
                                              ----------------------------------
                                                Diana E. Lees,
                                                Secretary-Treasurer

                                                                      "LANDLORD"

DATED: June 23, 1998.                      QUOKKA SPORTS, INC., a Delaware
                                           corporation



Address:  525 Brannan Street, Suite 300    By [Signature]
          San Francisco, CA 94105             ----------------------------------
          Attn:                                          President



                                           By [Signature]
                                              ----------------------------------
                                                         Secretary

                                                                        "TENANT"


[Signature]                                  [Signature]
--------------------------                   ----------------------------------
Landlord's Initials                                Tenant's Initials

        The undersigned, as Master Lessor under that certain Lease dated December 1, 1985, as amended ("Master Lease"), hereby consents to the foregoing Sublease, agrees to contribute the consideration referred to in par. 3 of the foregoing Sublease and agrees to assume and perform all of the terms and conditions of the Sublease to be performed by Landlord thereunder in the event of termination of the Master Lease while the Sublease is still in full force and effect.

DATED: June 23, 1998.                      BRANNAN STREET PARTNERS, a
                                           California limited partnership


                                           By /s/ W. LANEY THORNTON
                                              ----------------------------------
                                              W. Laney Thornton, General Partner

                              RULES AND REGULATIONS

1. No sign, placard, picture, advertisement name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building (excluding the interior of the Premises) without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective Premises.

3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

6. No heavy or large volume of furniture, freight or equipment of any kind shall be brought into the Building without the prior notice to Landlord and all moving of the same into or out of the Building shall be done at a reasonable time and manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

8. No cooking shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material or use any method of heating or air conditioning other than that supplied by Landlord.

10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

11. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 P.M. and 8:00 A.M. the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of property in the Building and the Building.

12. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

13. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

14. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

15. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

16. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

17. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

18. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.

19. Except for seeing eye dogs, no animals shall be allowed in the Building at any time.

20. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the Tenants of the Building.

                                    EXHIBIT A

                               AMENDMENT TO LEASE


        This Amendment to Lease (this "Amendment") dated as of April 1, 1997, is entered into by and between BRANNAN STREET PARTNERS, a California limited partnership ("Brannan"), and THE SAN FRANCISCO MERCANTILE COMPANY, INC., a California corporation ("Mercantile"), in accordance with the following facts:

        A. Brannan and Mercantile are landlord and tenant, respectively, under a lease dated December 1, 1985 (the "Lease") for premises at 525 Brannan Street, San Francisco, California (the "Premises").

        B. Pursuant to a lease amendment effective October 1, 1986, the Premises were expanded to include the front portion of the third floor of the building. As a result of such expansion, the size of the Premises increased from 27,306 square feet to 29,298 square feet and the monthly rent increased from $__________ to $__________.

        C. Pursuant to a lease amendment effective December 15, 1987, the monthly rent increased by five percent, from $_________ to $_________ per month.

        D. Pursuant to a lease amendment effective October 1, 1994, the Premises were reduced in size to exclude the front portions of the second and third floors of the building. As a result of such reduction in space, the size of the Premises decreased from 29,298 square feet to 25,184 square feet and the monthly rent decreased from $_________ to $________.

        E. Pursuant to a lease amendment effective June 1, 1996, the Premises were reduced in size to exclude the first floor of the building. This space reduction occurred to accommodate a new tenant (Quokka Sports) which desired to lease the first floor of the building. As a result of such reduction in space, the size of the Premises decreased from 25,184 square feet to 15,954 square feet and the monthly rent decreased from $________ pursuant to a two-step process:
(1) upon Mercantile's relinquishment of the first floor space, Brannan reduced the monthly rent to $_________ and (2) Brannan agreed to further reduce the monthly rent upon the date Quokka Sports became obligated to remit monthly rent to Brannan for use of the first floor, as provided below.

        F. Pursuant to a lease amendment effective September 1, 1996, the Premises were reduced in size to exclude a portion of the second floor of the building, which is now known as suite 203. As a result of such reduction in space, the size of the Premises decreased from 15,954 square feet to 14,442 square feet and the monthly rent decreased from $_________ to $________.

        G. Quokka Sports is obligated to being ________________ April 1, 1997. The parties intend by this Amendment to clarify Mercantile's new monthly rent as a result of such event.

        NOW, THEREFORE, in consideration of the mutual covenants expressed in this Amendment , the parties agree as follows:

        1. NEW RENT. Commencing on April 1, 1997, Mercantile's monthly rent for the Premises shall be $___________.

        2. NO OTHER CHANGES. The Lease, as modified by this Amendment, remains in full force and effect.

        Executed at San Francisco, California, as of the date first written above.

"LANDLORD"                              "TENANT"

BRANNAN STREET PARTNERS,                THE SAN FRANCISCO MERCANTILE COMPANY,
a California limited Partnership        INC., a California corporation


By /s/ WILLIAM LANEY THORNTON           By  /s/ AILEEN WESTERBEKE
  ---------------------------------         ------------------------------------
   General Partner                                     Its President
                                                           ---------------------

                                                                       EXHIBIT A

                               AMENDMENT TO LEASE


        THIS AMENDMENT TO LEASE ("Amendment") is made and entered into this 23rd day of June, 1998, by and between BRANNAN STREET PARTNERS, a California limited partnership ("Landlord") and SAN FRANCISCO MERCANTILE COMPANY, INC., a California corporation ("Tenant").

                                    RECITALS

        WHEREAS, Landlord and Tenant have made and entered into that certain Lease dated December 1, 1985, as amended April 1, 1997 (collectively, "Lease"), for the lease and improvement by Landlord to Tenant of certain premises located in the building commonly known as 525 Brannan Street, San Francisco, California, as more particularly described in the Lease ("Premises");

        WHEREAS, Landlord and Tenant desire to amend the Lease to adjust the Premises and rent and agree upon certain other and related matters upon the terms and conditions hereinafter set forth.

        NOW, THEREFORE, for and in consideration of the mutual promises, covenants and conditions hereinafter set forth, Landlord and Tenant agree to amend the Lease as follows:

        1. PREMISES. The lease amendment effective September 1, 1996, is cancelled and that certain space known as Suite 203 is added back to the Premises. The Premises now consist of a total of 17,747 rentable square feet.

        2. RENT. Effective October 1, 1998, the monthly rent for the Premises shall be in the amount of __________________________ AND _____/HUNDREDTHS DOLLARS ($_______) per month, payable on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof. Concurrently herewith, Tenant is entering into a Sublease of a portion of the Second Floor of the Premises to Quokka Sports, Inc. Commencing with the commencement of the term of the Sublease, and continuing so long as the Sublease remains in full force and effect, the total rental for the Premises shall be increased to the total sum of _________________________ AND ____/HUNDREDTHS DOLLARS ($___________) per month. Rent for any period during the term hereof which is for less than one month shall be a prorated portion of the monthly installment, based upon a thirty-day month. Paragraph 35 of the Lease is deleted in its entirely.

        3. SERVICES AND UTILITIES. In consideration for this Amendment, par. 37 of the Lease is deleted and Landlord confirms its agreement to provide janitorial service and utilities pursuant to paragraph 17 of the Lease, including to Quokka Sports, Inc. pursuant to paragraph 17 of the sublease.

        4. RATIFICATION. Landlord and Tenant hereby ratify, confirm and readopt all of the terms and provisions of the Lease, as amended.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

"LANDLORD"                              "TENANT"

BRANNAN STREET PARTNERS,                THE SAN FRANCISCO MERCANTILE COMPANY,
a California limited Partnership        INC., a California corporation


By                                      By
  ---------------------------------       --------------------------------------
   William Laney Thornton                   Aileen Westerbeke, President
   General Partner

                                  [FLOOR PLAN]

                                                                       EXHIBIT A

                             RULES AND REGULATIONS

1. No sign, placard, pictures, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

     All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

     Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not without prior written consent of Landlord cause or otherwise sunscreen any window.

2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective Premises.

3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

6. No furniture, freight or equipment of any kind shall be brought into the Building without the prior notice to Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

8. No cooking shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

11. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 P.M. and 8:00 A.M. the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of property in the Building and the Building.

12. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

13. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

14. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

15. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

16. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

17. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

18. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.

19. Except for seeing eye dogs, no animals shall be allowed in the Building at any time.

20. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the Tenants of the Building.



                             (PAGE 5 - OFF. BLDG.)

                                                                       EXHIBIT A


                                   L E A S E


1. PARTIES. This Lease, dated for reference purposes only, December 1, 1985, is made by and between BRANNAN STREET PARTNERS (herein called "Landlord") and SAN FRANCISCO MERCANTILE COMPANY, INC. (herein called "Tenant").

2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain space (herein called "Premises") listed on Exhibit "A" attached hereto and hereby reference thereto made a part hereof, said Premises being agreed, for the purpose of this Lease, to be an area of approximately 27,306 square feet and being situated on various floors of that certain building known as 525 Brannan Street, San Francisco, California. Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

3. TERM. The term of this Lease shall be for 20 years, commencing on the 15th day of December, 1985, and ending on the 14th day of December, 2005.

4.   POSSESSION.

     4.a. If the Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to the Tenant at the commencement of the term rent, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of said term and the time when Landlord delivers possession.

     4.b. In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided.

5. RENT. Tenant agrees to pay to Landlord as rental, without prior notice or demand, for the Premises, the sum of: _________________________________________
($_____________) Dollars, on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the term hereof which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Said rental shall be paid to Landlord without deduction or xxxxxxx in lawful money of the United States of America, which shall be legal tender at the time of payment at the Office of the Building, or to such other person or at such other place as Landlord may from time to time designate in writing.

6. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of -0-Dollars. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and provisions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

7.   [DELETED]

8. USE. Tenant shall use the Premises for general garment manufacturing and related purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

   Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

9. COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or government rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at his sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party therein or note, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

10. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting moveable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant of Tenant's sole costs and expense, and any contractor or person selected by Tenant to make the same must first be approved of in writing by the Landlord. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence remove any alternations, additions, or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence at its sole costs and expense, repair any damage to the Premises caused by such removal.

11.  REPAIRS.
     11.a. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of this Lease hereof surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that landlord has made no representation to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.
     11.b. Notwithstanding the provisions of Article 11.a. hereinabove, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invites, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 22 hereof, there shall be no abatement of rent and no liability by Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

12. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, as Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2)) times any and all estimated cost of any improvements, additions, or alterations in the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

13.  [DELETED]

14. HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all and against all cost, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, action or proceeding be brought against Landlord by reason of any such claim. Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord.
     Landlord or his agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant, nor shall Landlord be liable for any latent defects in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

15. SUBROGATION. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer in evidence compliance with the aforementioned waiver.

16. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to process and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+ or better in "Best's Insurance Guide". Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancellable or subject to reduction of coverage except after ten (10) day's prior written notice to Landlord.

17. SERVICES AND UTILITIES. Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord at his sole discretion, and subject to the rules and regulations of the Building of which the Premises are a part, electricity for normal lighting and functional horsepower office machines, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, and janitorial service. Landlord shall also maintain and keep lighted the common stairs, common entities and toilet rooms in the Building of which the Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of SEE ADDENDUM

                                    (PAGE 2)

Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Whereever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.
   Tenant will not, without written consent of Landlord, use any apparatus or device in the Premises, including, but without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current except through existing electrical outlets in the Premises, any apparatus or device, for the purpose of using electric current. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for the Tenant and Tenant agrees to pay to Landlord promptly upon demand therefor by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such service by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer.

18. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Landlord, and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the building, Tenant shall pay to Landlord his share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The addition and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenants or occupants.

20. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof, with the express written consent of Landlord, such occupancy shall be tenancy from month to month at a rental in the amount of the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

21. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premise and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent and may for the purpose erect scaffolding and other necessary structures where reasonable required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

22. RECONSTRUCTION. In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same; and this Lease shall remain in full force and affect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.
   In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten (10%) per cent of the then full replacement cost of the Premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten (10%) per cent of the full replacement cost, then Landlord shall have the option: (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Article provided; or (2) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said such termination.
   Notwithstanding anything to the contrary in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof.
   Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant.
   The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

23. DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant.
     23.a.  The vacating or abandonment of the Premises by Tenant.
     23.b. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Landlord to Tenant.
     23.c. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 23.b above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default. If Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.
     23.d. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

24. REMEDIES IN DEFAULT. In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:
   24a. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount of which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other items shall bear interest from the date due at the rate of ten (10%) per cent per annum. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (a) taking possession of the Premises and recovering from Tenant the amount specified in this paragraph, or the proceeding under the provisions of the following Article 24.4.
     24.b. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent

                                    (PAGE 3)
as it becomes due hereunder.

     24c. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decision of the State in which the Premises are located.

25. EMINENT DOMAIN. If more than twenty-five (25%) per cent of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five (25%) per cent of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

26. OFFSET STATEMENT. Tenant shall at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

27. PARKING. Tenant shall have the right to use in common with other tenants or occupants of the Building the parking facilities of the Building, if any, subject to the monthly rates, rules and regulations, and any other charges of Landlord for such parking facilities which may be established or altered by Landlord at any time or from time to time during the term hereof.

28.  AUTHORITY OF PARTIES.

     28a. Corporate Authority. If Tenant is a corporation, such individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

     28b. Limited Partnerships. If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the limited partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

29.  GENERAL PROVISIONS.

     (i) Plats and Riders. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

    (ii) Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

   (iii) Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Landlord at the Office of the Building, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

    (iv) Joint Obligation. If there be more than one Tenant the obligations hereunder imposed upon Tenants shall be joint and several.

     (v) Marginal Headings. The marginal headings and Article titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

    (vi) Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

   (vii) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

  (viii) Recordation. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

    (ix) Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

     (x) Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after written notice that said amount is past due, then Tenant shall pay to Landlord a late charge equal to ten (10%) per cent of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

    (xi) Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

   (xii) Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

  (xiii) Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

   (xiv) Sale of Premises by Landlord. In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

    (xv) Subordination, Attornment. Upon request of the Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any first mortgage, or that deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the land and Building of which the Premises are a part, and upon any buildings hereafter placed upon the land of which Premises are a part, and to all advances made or hereafter to be made upon the security thereof.

     In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

     The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

   (xvi) Name. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

  (xvii) Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

 (xviii) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

   (xix) Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.

    (xx) Signs and Auctions. Tenant shall not place any sign upon the Premises or Building or conduct any auction thereon without Landlord's prior written consent.



                                    (PAGE 4)

                                                                       EXHIBIT A

30. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting only ___________________________________________________________________________
and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

31. ASSIGNMENT AND SUBLETTING. (a) If at any time or from time to time during the term of this Lease Tenant desires to sublet all or any part of the Premises, Tenant shall give notice to Landlord setting forth the terms of the proposed subletting and the space so proposed to be sublet. Landlord shall have the option, exercisable by notice given to Tenant within twenty (20) days after Tenant's notice is given, either to sublet from Tenant such space at the rental and other terms set forth in Tenant's notice, or, if the proposed subletting is for the entire Premises for the balance of the terms of this Lease, to terminate this Lease. If Landlord does not exercise such option, Tenant shall be free to sublet such space to any third party subject to the following conditions:

          (1) The sublease shall be on the same terms set forth in the notice given to Landlord;

          (2) No sublease shall be made without the prior written consent of Landlord, which consent Landlord agrees will not unreasonably be withheld as to a subletting of the entire Premises;

          (3) No sublease shall be valid and no subtenant shall take possession of the Premises subleased until an executed counterpart of such sublease has been delivered to Landlord;

          (4)  No subtenant shall have a right further to sublet; and

          (5) Any sums or other economic consideration received by Tenant as a result of such subletting (except rental or other payments received which are attributable to the amortization of the cost of leasehold improvements, other than building standard tenant improvements, made to the public portion of the Premises by Landlord) whether denominated rentals under the sublease or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to that portion of the Premises subject to such sublease) shall be payable to Landlord as additional rental under this Lease without affecting or reducing any other obligation of Tenant hereunder.

          (b) Notwithstanding the provisions of paragraph 13 and 31(a) above, Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord's consent and without extending any option to Landlord, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises, provided that said assignee has substantially the same or better financial condition than Tenant and assumes, in full, the obligations of Tenant under this Lease.

          (c) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignee of Tenant's, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

          (d) In the event Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection therewith.

32. ESTOPPEL CERTIFICATE. Tenant shall at any time and from time to time upon not less than five (5) days prior notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, which may be in the form specified by Landlord, which shall certify: (a) that the Premises have been completed to the satisfaction of Tenant and accepted and possessed by Tenant, (b) the date the term of Lease commenced, the term of the Lease, any portions to renew or extend, the amount of any security deposit and the date to which rental and any other charges are paid in advance, (c) that the Lease is in full force and effect and unmodified (or if there have been modifications, stating the nature of the modifications and certifying that the Lease so modified is in full force and effect), (d) that no notice has been received by Tenant of any default of Tenant which has not been cured (or specifying such notices), (e) that there are no uncured defaults on the part of Landlord (or specifying such defaults if any are claimed), off-sets, counterclaims or credits against the rents, obligations or stipulations due or to become due or required, (f) that Tenant has no knowledge of any prior assignment, hypothecation or pledge of rents and
(g) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser of all or any portion of the real property of which the Premises are a part.

     33. SUBORDINATION. This Lease shall be subject and subordinated at all times to (a) all ground or underlying leases which may hereafter be executed affecting the real property of which the Premises are a part, and (b) the lien of all mortgages and deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against said real property or on or against Landlord's interest or estate therein or on or against all such ground or underlying leases, all without the necessity of having further instruments executed on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing,
(1) in the event of termination for any reason whatsoever of any such ground or underlying lease, this Lease shall not then be barred, terminated, cut off or foreclosed nor shall the rights and possession of Tenant hereunder be disturbed if Tenant shall not then be in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease and Tenant shall attorn to Landlord of any such ground or underlying lease, or, if requested, enter into a new lease for the balance of the original or extended term hereof then remaining upon the same terms and provisions as are in this Lease contained; (2) in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding of the enforcement thereof, or of any sale thereunder, this Lease will not be barred, terminated, cut off or foreclosed nor will the rights and possession of Tenant thereunder be disturbed if Tenant shall not then be in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease and Tenant shall attorn to the purchaser at such foreclosure, sale or other action or proceeding; and (3) Tenant agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease to said deed, to such ground or underlying leases, and to the lien of any such mortgages or deeds of trust as may reasonably be required by Landlord. Tenant's covenant to subordinate this Lease to ground or underlying leases and/or mortgages or deeds of trust hereafter executed is conditioned upon each such senior instrument containing the commitments specified in the preceding clauses (1) and (2).

     34. ADJUSTMENTS TO RENT. Commencing with the third year of the term of this Lease, the monthly rent to be paid Landlord by Tenant shall be increased annually effective on the anniversary of the commencement date of this Lease by a percentage equal to the annual percentage increase in the Consumer Price Index. As used herein, the term "Consumer Price Index" shall mean the United States Department of Labor Statistics' Consumer Price Index, All Union Consumers, All Items, San Francisco/Oakland, California (1967-1(I)), or the successor of such index. The lease of the index for computation of the increase, if any, shall be the month in which this Lease commences. If no publication is made for the month in which this Lease commences, the Lease shall be the last prevailing month for which publication is made. The index for the same month shall be compared annually to determine the percentage increase and the resulting percentage shall be applied to the monthly rental rate then in effect to determine the monthly rent to be paid the ensuing year. Landlord shall notify Tenant of any increase in the monthly rental rate resulting from such computation and Tenant shall pay Landlord the amount of such increase retroactively to the effective date thereof. In no event shall the rate of increase exceed seven percent (7%) per annum. In the case of the initial rental adjustment, its rate of increase shall not exceed fourteen percent (14%).

     35. OPTION TO EXTEND. Tenant shall have the option to extend the term of this Lease for an additional period of ten (10) years at a rental equal to the then current fair market rate in the area of the Premises. Such option may be exercised by written notice to Landlord given not less than ninety (90) days prior to the expiration of the Lease term.

     36. UTILITIES. All utilities provided to the Premises shall be separately metered if possible. If not Landlord shall pro-rate utility costs for the Premises and bill Tenant for them monthly. Tenant shall pay all such utility bills promptly upon receipt.

     The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

     If this Lease has been filled in, it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transactions relating thereto.


                                        BRANNAN STREET PARTNERS


Address                                 By     /s/ [Signature Illegible]
        ---------------------------        -------------------------------------
                                                                 General Partner
-----------------------------------
                                                      "LANDLORD"

                                        San Francisco Mercantile Company,  Inc.

                                        By
                                           -------------------------------------

Address                                 By
        ---------------------------        -------------------------------------

-----------------------------------                     "TENANT"
                           (PAGE 5)